Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10 Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

U.S. Auto Sales, Inc. 2875 University Parkway Lawrenceville, Georgia 30046

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by U.S. Auto Sales, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) with respect to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of U.S. Auto Funding Trust 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 16, 2020, representatives of the Company provided us with a computer-generated automobile receivables listing, with respect to 18,032 automobile receivables (the “Automobile Receivable Listing”). At your instruction, we randomly selected 200 automobile receivables from the Automobile Receivable Listing (the “Sample Receivables”).

Further, representatives of the Company provided us on (i) July 22, 2020, with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of June 30, 2020 with respect to each of the automobile receivables set forth on the Automobile Receivable Listing (the “Initial Statistical Data File”) and (ii) July 24, 2020, with a supplemental data file (the “Supplemental Data File”) containing the model score and FICO score for each of the automobile receivables set forth on the Initial Statistical Data File (the “Supplemental Data File”). We were instructed by the Company to adjust the model score and FICO score set forth on the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1.      Vehicle identification number (“VIN”)

2.      Sales date

3.      Original amount financed

4.      Original term to maturity (months)

5.      Annual percentage rate (“APR”)

6.      Original monthly P&I payment

7.      Payment frequency

8. Vehicle make 9. Vehicle model 10. Model year 11. Borrower state/province 12. Days delinquent 13. FICO score 14. Model score

We compared Characteristics 1. through 10. to the corresponding information set forth on or derived from the Installment Sales Contract (the “Contract”) or to the “Modification Agreement” and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 11. and 12. to the corresponding information set forth on or derived from the Servicing System.

We compared Characteristic 13. to the corresponding information set forth on the “Credit Report.”

We compared Characteristic 14. to a query provided to us by the Company on July 22, 2020 from the Company’s underwriting system (the “Model Score Query”).

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of 1 month or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 5., differences of 0.01% are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 6., differences of $0.01 are deemed to be in “agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we observed or looked for the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a credit application (the “Credit Application”);

•	a Credit Report;

•	a Truth-in-Lending Disclosure Statement;

•	a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or Personal Automobile Insurance Policy or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”); and

•	a model type of “used” set forth on the Contract and the Servicing System.

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained on Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 3, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 3, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in original amount financed.
2	Two differences in annual percentage rate.
3	One difference in original monthly P&I payment.
4	One difference in borrower state/province.
5	Unable to obtain the Agreement to Provide Insurance for two Sample Receivables.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 3, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Contract

1	813300025	Original amount financed	20573.92	20623.60
2	813300025	Annual percentage rate	18.50%	18.45%
2	813301384	Annual percentage rate	18.99%	18.91%

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Modification Agreement

3	813305303	Original monthly P&I payment	$413.36	$448.50

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Servicing System

4	813301323	Borrower state/province	GA	ON

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 3, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following:

Exception Description Number	Sample Receivable number	Items not verified

5	813300140	Agreement to Provide Insurance
5	910028528	Agreement to Provide Insurance

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.